Exhibit 23
                                   ----------


                    Consent of Independent Public Accountants





As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements (Registration Statement Nos. 33-33367, 33-39419, 33-39420 and 33-62792).



                                                            ARTHUR ANDERSEN LLP






Louisville, Kentucky
   March 30, 1997